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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 1997
                                                           ------------



                             THE VINCAM GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           Florida                        0-28148                 59-2452823
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                 2850 Douglas Road Coral Gables, Florida 33134
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              (Address of principal executive offices) (Zip Code)

                                 (305) 460-2350
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              (Registrant's telephone number, including area code)

                                 Not applicable
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         (Former name and former address, if changed since last report)





                                       1
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     On May 12, 1997, The Vincam Group Inc. ("Vincam") filed a Current Report on
Form 8-K. The date of that report was inadverterly stated as of May 8, 1996, and the date is hereby amended to be May 8, 1997.

     In addition, Exhibit 27 of that Current Report on Form 8-K is hereby amended to include Financial Data Schedules for the years ended December 31, 1995 and 1994, and the three, six and nine month periods ended March 31, 1996, June 30, 1996 and September 30, 1996, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit
   No.    Description
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  27.1    Financial Data Schedule for the year ended December 31, 1995
  27.2    Financial Data Schedule for the year ended December 31, 1994
  27.3    Financial Data Schedule for the nine month period ended September 30,
           1996
  27.4    Financial Data Schedule for the six month period ended June 30, 1996
  27.5    Financial Data Schedule for the three month period ended March 31,
           1996


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     Pursuant  to the  requirements  of  Section  13 or 15(d) of the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, as of the 9th of September, 1997.

                                        THE VINCAM GROUP, INC.


September 9, 1997                    By:/s/ STEPHEN L. WAECHTER
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Date                                    Stephen L. Waechter, Chief Financial
                                        Officer, Senior Vice President Finance
                                        and Administration (Principal
                                        Financial Officer)